Emergent BioSolutions Announces Appointment of Marvin White to the Company’s Board of Directors GAITHERSBURG, Md., August 26, 2020 – Emergent BioSolutions Inc. (NYSE:EBS) announced today that the company’s board of directors appointed Marvin L. White as a Class II director to serve on the board effective October 1, 2020, with an initial term expiring at the 2023 annual meeting of stockholders. Mr. White was also appointed as a member of both the Scientific Review Committee and Strategic Operations Committee of the board. “We welcome Marvin back to Emergent’s Board of Directors,” said Fuad El-Hibri, executive chairman of the board of Emergent BioSolutions. “He brings invaluable financial and management expertise gained from his time in the pharmaceutical and healthcare sectors. We look forward to his contributions in advising company leadership on how to further grow and increase shareholder value.” “I am delighted to serve on the board of a mission-driven organization focused on public health,” said Mr. White. “As Emergent executes on its growth strategy, I embrace the opportunity to work with my distinguished colleagues on the board as well as the management team to help move the company forward.” Mr. White has served as president and chief executive officer and member of the board of directors of Aptevo Therapeutics Inc. since August 2016. He previously served on Emergent’s board from 2010 to 2016. Prior to that, he served as chief financial officer of St. Vincent Health and was responsible for finance, patient financial services, and managed care for 19 hospitals and 36 joint ventures. Previously, he was chief financial officer of Lilly USA, a subsidiary of Eli Lilly and Company, where he also held leadership positions in Corporate Finance and Investment Banking. Prior to his career in healthcare, Mr. White held leadership positions at General Motors, Hewlett-Packard, and Motorola, including financial roles for its Japan, South Asia and Latin America Cellular Group. He currently serves on the board of OneAmerica Financial Insurance Partners, Inc. Mr. White earned his Bachelor of Science degree in Accounting from Wilberforce University and his Master of Business Administration in Finance from Indiana University. About Emergent BioSolutions Emergent BioSolutions is a global life sciences company whose mission is to protect and enhance life. Through our specialty products and contract development and manufacturing services, we are dedicated to providing solutions that address public health threats. Through social responsibility, we aim to build healthier and safer communities. We aspire to deliver peace of mind to our patients and customers so they can focus on what’s most important in their lives. In working together, we envision protecting or enhancing 1 billion lives by 2030. For more information visit www.emergentbiosolutions.com. Find us on LinkedIn and follow us on Twitter @emergentbiosolu and Instagram @life_at_emergent. Safe Harbor Statement This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including, but no limited to, statements regarding executing on our growth strategy and increasing shareholder value, are forward-looking statements. These forward-looking statements are based on our current intentions, beliefs and expectations regarding future 1 events. We cannot guarantee that any forward-looking statement will be accurate. Investors should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Investors are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this press release, and, except as required by law, we do not undertake to update any forward-looking statement to reflect new information, events or circumstances. There are a number of important factors that could cause our actual results to differ materially from those indicated by such forward-looking statements. Investors should consider this cautionary statement as well as the risk factors identified in our periodic reports filed with the Securities and Exchange Commission when evaluating our forward-looking statements. Investor Contact: Robert G. Burrows Vice President, Investor Relations 240-631-3280 burrowsr@ebsi.com Media Contact: Miko B. Neri Senior Director, Global Communications & Public Affairs 240-631-3392 nerim@ebsi.com 2